November 25, 2015

THE DREYFUS/LAUREL FUNDS TRUST

- Dreyfus High Yield Fund

Supplement to Statutory Prospectus

dated May 1, 2015

The following information supplements the information contained in the section of the fund's prospectus entitled "Shareholder Guide – Distributions and Taxes":

Annual year-end distribution estimates, if any, are available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling
1-800-DREYFUS (inside the U.S. only) or your financial representative.

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The following information supplements and supersedes any contrary information contained in the section on the back cover of the fund's prospectus entitled "Portfolio Holdings":

The fund generally discloses, at www.dreyfus.com under Products and Performance, (1) complete portfolio holdings as of each calendar month-end with a one month lag; (2) top 10 holdings as of each calendar month-end with a one month lag; and (3) from time to time, certain security-specific performance attribution data as of a calendar month-end, with a one month lag.  From time to time the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products and Performance, their complete schedule of holdings daily.  The fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.